UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2012

EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1806 New Britain Avenue, Farmington, CT 06032
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  860-677-2603

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On June 1, 2012, EDAC Technologies Corporation entered into a stock purchase agreement with EBTEC Corporation (“EBTEC”), pursuant to which EDAC acquired all of the outstanding stock of EBTEC for approximately $11 million. The acquisition closed simultaneously therewith.  A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is included herewith:

Exhibit No.	Description

99.1	Press release dated June 1, 2012 issued by EDAC Technologies Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION

Date:  June 1, 2012                                                                               By: /s/ Glenn L. Purple
       Vice President-Finance and Chief
       Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 1, 2012 issued by EDAC Technologies Corporation